Exhibit 4.15

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

Dated as of November 28, 2017

among

SPIRIT AIRLINES, INC.,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Pass Through Trustee under each of the Pass Through Trust Agreements

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Subordination Agent

WILMINGTON TRUST COMPANY,

as Escrow Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Paying Agent

Note Purchase Agreement (Spirit 2017-1 EETC)

Table of Contents

Page

Section 1.	Financing of Aircraft	3

Section 2.	Conditions Precedent	8

Section 3.	Representations and Warranties	8

Section 4.	Covenants	13

Section 5.	Depositary Downgrade and Replacement of Depositary	16

Section 6.	Notices	18

Section 7.	Expenses	19

Section 8.	Further Assurances	19

Section 9.	Miscellaneous	20

Section 10.	Governing Law	21

Section 11.	Submission to Jurisdiction	21

Schedule I	Eligible Aircraft and Scheduled Delivery Months
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement

Note Purchase Agreement (Spirit 2017-1 EETC)

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Note Purchase Agreement”), dated as of November 28, 2017, is made by and among (i) SPIRIT AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of the three separate Pass Through Trust Agreements (as defined below), (iii) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) WILMINGTON TRUST COMPANY, a Delaware trust company, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

WHEREAS, the Company has obtained commitments from the Manufacturer pursuant to the Aircraft Purchase Agreement for the delivery scheduled on or prior to October 31, 2018 of the 12 new Airbus aircraft listed in Schedule I hereto (any such aircraft, together with any aircraft substituted therefor in accordance with the Aircraft Purchase Agreement prior to the delivery thereof, an “Eligible Aircraft” and, collectively, the “Eligible Aircraft”);

WHEREAS, the Company wishes to finance pursuant to this Note Purchase Agreement the purchase of the 12 Eligible Aircraft (each of the 12 Eligible Aircraft to be financed hereunder (or any Substitute Aircraft financed in lieu of such Eligible Aircraft pursuant to Section 1(h) hereof), an “Aircraft” and, collectively, the “Aircraft” and, the first eight such Aircraft scheduled for delivery between December 2017 and March 2018, each an “Early Delivery Aircraft” and, collectively, the “Early Delivery Aircraft”);

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, three separate grantor trusts (the “Class AA Pass Through Trust”, the “Class A Pass Through Trust” and the “Class B Pass Through Trust”, respectively, and collectively, the “Pass Through Trusts” and, individually, each a “Pass Through Trust”) have been created to facilitate certain of the transactions contemplated hereby, including,

Note Purchase Agreement (Spirit 2017-1 EETC)

without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Certificates”) to provide financing, among other things, for the purchase by such Pass Through Trusts of the related series of Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;

WHEREAS, the Company has entered into the Underwriting Agreement, dated November 13, 2017 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein (the “Underwriters”), which provides that the Company will cause the Pass Through Trustee under the Class AA Pass Through Trust (the “Class AA Pass Through Trustee”), the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”) and the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) to issue and sell the Class AA Certificates, Class A Certificates and the Class B Certificates, respectively, to the Underwriters on the Issuance Date;

WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class AA), dated as of the Issuance Date, relating to the Class AA Pass Through Trust, that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Deposit Agreement (Class B), dated as of the Issuance Date, relating to the Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Deposit Agreement” and, collectively, the “Deposit Agreements”) whereby the Escrow Agent has agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the applicable Pass Through Trustees to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the applicable Pass Through Trustees, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class AA), dated as of the Issuance Date, relating to the Class AA Pass Through Trust, that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust and that certain Escrow and Paying Agent Agreement (Class B), dated as of the Issuance Date, relating to the Class B Pass Through Trust (each such agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms, an “Escrow and Paying Agent Agreement” and, collectively, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Underwriters have agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Certificate;

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WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee and each of the Subordination Agent, the Loan Trustee, WTNA and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft;

WHEREAS, upon the financing of each Aircraft, each Pass Through Trustee will fund its purchase of the related series of Equipment Notes in respect of such Aircraft with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement; and

WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class AA Liquidity Provider has entered into the Class AA Liquidity Facility for the benefit of the holders of the Class AA Certificates, the Class A Liquidity Provider has entered into the Class A Liquidity Facility for the benefit of the holders of the Class A Certificates and the Class B Liquidity Provider has entered into the Class B Liquidity Facility for the benefit of the holders of the Class B Certificates, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of the applicable Pass Through Trust and (ii) the Pass Through Trustees, the Liquidity Providers and the Subordination Agent have entered into the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Financing of Aircraft.

(a) Agreement to Finance. The Company confirms that it has entered into the Aircraft Purchase Agreement with the Manufacturer pursuant to which the Company has agreed to purchase, and the Manufacturer has agreed to deliver, the Eligible Aircraft in the months specified in Schedule I hereto (which months are subject to change as provided in the Aircraft Purchase Agreement), all on and subject to the terms and conditions specified in the Aircraft Purchase Agreement. The Company agrees to finance the Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date.

(b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than one Business Day’s prior notice (including a substitute Funding Notice under Section 1(f) or a Funding Notice in respect of a Substitute Aircraft

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under Section 1(h)), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:

(i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);

(ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;

(iii) instruct each Pass Through Trustee to deliver to the applicable Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the applicable Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Aircraft; and

(iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms, including, if such Aircraft is an Early Delivery Aircraft, to give effect to the Amortization Withdrawal, if any, for such Early Delivery Aircraft).

(c) [Reserved.]

(d) Entering into Financing Agreements. Upon receipt of a Funding Notice, each Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:

(i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y)

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the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;

(ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to each Pass Through Trustee on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of the Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;

(iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and

(iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are not material or that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.

Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance, redemption and issuance or payment and issuance, as applicable, of new Series A Equipment Notes, new Series B Equipment Notes or one or more series of Additional Series Equipment Notes or one or more series of new Additional Series Equipment Notes, as the case may be, pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause WTNA (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the

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Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee under the applicable Participation Agreement.

(e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee (or, in the case of any Additional Series Equipment Notes, on behalf of the Additional Series Pass Through Trustee with respect to the corresponding Additional Series Pass Through Certificates).

(f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified (x) a new Funding Date on which such Aircraft may be subjected to the financing as provided herein or (y) a Substitute Aircraft that may be subjected to the financing as provided herein in lieu of such Aircraft and the Funding Date for such Substitute Aircraft (in each case, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft or the Funding Date for such Substitute Aircraft. Upon receipt of any such substitute Funding Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.

(g) Delivery of Aircraft from Manufacturer. Anything in this Section 1 or elsewhere to the contrary notwithstanding, the Company shall have the right to accept delivery of any Aircraft from the Manufacturer under the Aircraft Purchase Agreement prior to the Funding Date for such Aircraft by using the Company’s own funds or otherwise and to specify a Funding Date for such Aircraft that, in the case of any Aircraft that is not a Substitute Aircraft, shall be no later than 90 days after the delivery of such Aircraft to the Company by the Manufacturer under the Aircraft Purchase Agreement

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and, in each case, shall be no later than the Cut-Off Date and otherwise complying with the provisions of Section 1(b) hereof.

(h) Substitute Aircraft. If the date of delivery from the Manufacturer for any Eligible Aircraft is delayed more than 30 days beyond the last day of the month set forth opposite such Eligible Aircraft under the heading “Scheduled Delivery Month” in Schedule I hereto, the Company may substitute therefor an aircraft not included in the Eligible Aircraft, but meeting the following conditions (each, a “Substitute Aircraft” and, collectively, the “Substitute Aircraft”): (i) a Substitute Aircraft must be of the same model or an improved model as the Eligible Aircraft being replaced and (ii) the Company shall obtain a Rating Agency Confirmation with respect to each Class of Certificates then rated by the Rating Agencies in connection with the replacement of any Eligible Aircraft by a Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Eligible Aircraft it replaced shall cease to be subject to this Note Purchase Agreement and all rights and obligations of the parties hereto concerning such Eligible Aircraft shall cease, and such Substitute Aircraft shall become, and thereafter be, subject to the terms and conditions of this Note Purchase Agreement to the same extent as such Eligible Aircraft.

(i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.

(j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series AA Equipment Notes, Series A Equipment Notes or Series B Equipment Notes in respect of the Aircraft to the Class AA Pass Through Trustee, Class A Pass Through Trustee or the Class B Pass Through Trustee, respectively, in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the applicable Deposit Agreement.

(k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in the Indenture Form) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent

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Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).

SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

(a) no Triggering Event shall have occurred;

(b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class AA Certificates, the holders of the Class A Certificates, the holders of the Class B Certificates or any Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct; and

(c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft.

Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.

SECTION 3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing

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Agreement to which it will be a party;

(ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its certificate of incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(b) Representations and Warranties of WTNA. WTNA represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. WTNA is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTNA, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Due Authorization; No Conflicts. The execution and delivery by WTNA, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by WTNA, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by WTNA, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

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(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of WTNA, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c) Representations and Warranties of the Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.

(d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;

(ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or

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contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

(iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;

(v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

(vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.

(e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a Delaware trust company duly incorporated, validly existing and in good

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standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the State of Delaware pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

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(iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 4. Covenants.

(a) Covenants of the Company.

(i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.

(ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.

(iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.

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(iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.

(v) Refinancing of Equipment Notes; Additional Series Equipment Notes. The Company shall have the option, at any time and from time to time, (A) to redeem any Series A Equipment Notes or Series B Equipment Notes (or any series of Additional Series Equipment Notes) with respect to all of the Aircraft for which Series A Equipment Notes or Series B Equipment Notes (or such series of Additional Series Equipment Notes) are at the time outstanding and issue, with respect to any or all of the Aircraft, new Equipment Notes with the same series designation as, but with terms that may be the same as or different from those of, the redeemed Equipment Notes, (B) to issue one or more series of Additional Series Equipment Notes with respect to any or all of the Aircraft under any Indenture (including, for the avoidance of doubt, multiple issuances at the same or different times resulting in more than one series of Additional Series Equipment Notes being outstanding at any time), and (C) following the payment in full of Series A Equipment Notes or Series B Equipment Notes (or any series of Additional Series Equipment Notes) with respect to all of the Aircraft for which Series A Equipment Notes or Series B Equipment Notes (or such series of Additional Series Equipment Notes) are at the time outstanding, to issue, with respect to any or all of the Aircraft, new Equipment Notes with the same series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full; provided that the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such issuance, such redemption and issuance or such payment and issuance, as applicable. Any such issuance, such redemption and issuance or such payment and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes are to be so issued, the pass through trustee of the pass through trust that acquires such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, shall execute and deliver an instrument (including, without limitation, a joinder agreement) by which such pass through trustee becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such issuance, such redemption and issuance or such payment and issuance of any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new

14	Note Purchase Agreement (Spirit 2017-1 EETC)

Additional Series Equipment Notes, as applicable, and the issuance of pass through certificates by any pass through trust that acquires any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).

(vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.

(b) Covenants by WTNA.

(i) Status as Citizen of the United States. WTNA, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTNA giving any such notice, WTNA shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

15	Note Purchase Agreement (Spirit 2017-1 EETC)

(ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld, WTNA will act as Pass Through Trustee and Subordination Agent solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.

(c) [Reserved].

(d) Covenants by the Pass Through Trustees.

(i) Tax Forms of the Pass Through Trustees. On or prior to the Issuance Date, each Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Liquidity Providers, the Escrow Agent, the Paying Agent and the Depositary.

(ii) Tax Forms of the Pass Through Trustee of New or Additional Series Pass Through Trust. If any new Equipment Notes or Additional Series Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such new Equipment Notes or Additional Series Equipment Notes, as applicable, shall have been so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes or the Additional Series Pass Through Trustee, as applicable, shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to such new pass through trust or Additional Series Pass Through Trust, to the provider of such liquidity facility and, if such new Equipment Notes or Additional Series Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.

SECTION 5. Depositary Downgrade and Replacement of Depositary.

(a) Depositary Downgrade and Option to Replace. In the case of either (i) with respect to (w) the Class AA Certificates, if the Depositary’s Long-Term Rating is downgraded by Standard & Poor’s below AA- or, if the Depositary is a national bank holding the Deposits for the Class AA Certificates in fiduciary accounts pursuant to its trust powers, below A-, or (x) the Class A Certificates, if the Depositary’s Long Term Rating is downgraded by Standard & Poor’s below A, or (y) the Class B Certificates, if the Depositary’s Long-Term Rating is downgraded by Standard & Poor’s below BBB- or (z) any Class of Certificates, if the Depositary is downgraded by Fitch such that, following such downgrade by Fitch, the Depositary does not have either a Long-Term

16	Note Purchase Agreement (Spirit 2017-1 EETC)

Rating of at least BBB issued by Fitch or a Short-Term Rating of at least F-2 issued by Fitch (each such minimum Long-Term Rating or Short-Term Rating for each Class of Certificates, a “Depositary Threshold Rating” for the applicable Rating Agency for such Class of Certificates), and the Company shall not have received a Rating Agency Confirmation from the applicable Rating Agency with respect to any Class of Certificates related to the Depositary downgraded by such Rating Agency, or (ii) the Company, in its sole discretion, gives written notice to the Depositary of any Class of Certificates of the Company’s election that the Depositary for such Class of Certificates be replaced, then, the Company shall, within 35 days after such event occurring, cause the Depositary for such Class of Certificates to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).

(b) [Reserved.]

(c) Terms and Preconditions for Replacement of Depositary.

(i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary for any Class of Certificates may either be (x) one that meets the Depositary Threshold Rating for such Class of Certificates for each Rating Agency or (y) one that does not meet the Depositary Threshold Rating for such Class of Certificates for each Rating Agency, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to such Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.

(ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.

(iii) Replacement Deposit Agreements; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the applicable Class of Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those

17	Note Purchase Agreement (Spirit 2017-1 EETC)

that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.

(d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct each applicable Pass Through Trustee, and each such Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).

(e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the applicable Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary for any Class of Certificates with the Replacement Depositary therefor and the replacement of the applicable Deposit Agreement with a Replacement Deposit Agreement.

(f) Effect of Replacement. Until the execution and delivery of a Replacement Deposit Agreement for a Class of Certificates, the applicable Deposit Agreement for such Class of Certificates with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of a Replacement Deposit Agreement for such Class of Certificates, the Replacement Depositary such Class of Certificates shall be deemed to be the Depositary for such Class of Certificates with all of the rights and obligations of the Depositary for such Class of Certificates hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the applicable Deposit Agreement for such Class of Certificates hereunder and under the other Operative Agreements.

SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

18	Note Purchase Agreement (Spirit 2017-1 EETC)

SECTION 7. Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:

(a) Certain Liquidity Provider Fees. To the Subordination Agent when due an amount or amounts equal to the fees payable to the applicable Liquidity Provider under Section 2.03 of each Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement);

(b) Under the Liquidity Facilities. To the Subordination Agent when due (i) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (ii) any other amounts owed to the applicable Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances), except to the extent payable pursuant to clause (i) of this sentence;

(c) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements;

(d) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and

(e) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.

For purposes of this Section 7, the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in each Liquidity Facility.

SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done

19	Note Purchase Agreement (Spirit 2017-1 EETC)

such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.

SECTION 9. Miscellaneous.

(a) Survival of Representations and Covenants. The representations and warranties herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee shall survive the expiration or other termination of this Note Purchase Agreement. The rights and obligations of each of the parties hereto set forth in Section 4(a)(v), Section 4(b) and Section 5 of this Note Purchase Agreement shall survive the expiration or other termination of this Note Purchase Agreement.

(b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

(c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, each Liquidity Provider as a beneficiary of Section 2(b) hereof and the Depositary as a beneficiary of Section 5 hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, each Liquidity

20	Note Purchase Agreement (Spirit 2017-1 EETC)

Provider as a beneficiary of Section 2(b) hereof and the Depositary as a beneficiary of Section 5 hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7), to a Liquidity Provider as a beneficiary of Section 2(b) hereof or to the Depositary with respect to Section 5 hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.

SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

SECTION 11. Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Note Purchase Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note Purchase Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

21	Note Purchase Agreement (Spirit 2017-1 EETC)

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.

By:	/s/ Edward Christie
	Name:	Edward Christie
	Title:	Executive Vice President and
Chief Financial Officer
	Address:	2800 Executive Way
Miramar, Florida 33025
Ref.: Spirit Airlines 2017-1 EETC
Attention: Legal and Treasury Dept.
Telephone: (954) 447-7914
Facsimile: (954) 447-7854

Signature Page

Note Purchase Agreement (Spirit 2017-1 EETC)

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By:	/s/ Jacqueline Solone
	Name:	Jacqueline Solone
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890-1605
Ref: Spirit Airlines 2017-1
Attn: Corporate Trust Administration
Telephone: (302) 636-6387
Telecopier: (302) 636-4140

WILIMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ Jacqueline Solone
	Name:	Jacqueline Solone
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890-1605
Ref: Spirit Airlines 2017-1
Attn: Corporate Trust Administration
Telephone: (302) 636-6387
Telecopier: (302) 636-4140

Signature Page

Note Purchase Agreement (Spirit 2017-1 EETC)

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By:	/s/ Jacqueline Solone
	Name:	Jacqueline Solone
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890-1605
Ref: Spirit Airlines 2017-1
Attn: Corporate Trust Administration
Telephone: (302) 636-6387
Telecopier: (302) 636-4140

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By:	/s/ Jacqueline Solone
	Name:	Jacqueline Solone
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890-1605
Ref: Spirit Airlines 2017-1
Attn: Corporate Trust Administration
Telephone: (302) 636-6387
Telecopier: (302) 636-4140

Signature Page

Note Purchase Agreement (Spirit 2017-1 EETC)

SCHEDULE I to

NOTE PURCHASE AGREEMENT

AIRCRAFT

No.	Expected U.S. Registration No.	Airframe Manufacturer	Expected Airframe Model (including generic manufacturer and model)	Expected Airframe MSN	Engine Manufacturer	Expected Engine Model (including generic manufacturer and model)	Current Scheduled Delivery Month
1.	N651NK	Airbus	Airbus A320-200 (Airbus A320-200)	8018	IAE International Aero Engines AG	V2527-A5 V2500	December 2017
2.	N652NK	Airbus	Airbus A320-200 (Airbus A320-200)	8021	IAE International Aero Engines AG	V2527-A5 V2500	December 2017
3.	N653NK	Airbus	Airbus A320-200 (Airbus A320-200)	8012	IAE International Aero Engines AG	V2527-A5 V2500	January 2018
4.	N683NK	Airbus	Airbus A321-200 (Airbus A321-200)	8114	IAE International Aero Engines AG	V2533-A5 V2500	February 2018
5.	N684NK	Airbus	Airbus A321-200 (Airbus A321-200)	8047	IAE International Aero Engines AG	V2533-A5 V2500	February 2018
6.	N685NK	Airbus	Airbus A321-200 (Airbus A321-200)	8115	IAE International Aero Engines AG	V2533-A5 V2500	February 2018
7.	N686NK	Airbus	Airbus A321-200 (Airbus A321-200)	8141	IAE International Aero Engines AG	V2533-A5 V2500	March 2018
8.	N687NK	Airbus	Airbus A321-200 (Airbus A321-200)	8160	IAE International Aero Engines AG	V2533-A5 V2500	March 2018

Sch. I - 1	Note Purchase Agreement (Spirit 2017-1 EETC)

SCHEDULE I to

NOTE PURCHASE AGREEMENT

(Cont’d)

No.	Expected U.S. Registration No.	Airframe Manufacturer	Expected Airframe Model (including generic manufacturer and model)	Expected Airframe MSN	Engine Manufacturer	Expected Engine Model (including generic manufacturer and model)	Current Scheduled Delivery Month
9.	N654NK	Airbus	Airbus A320-200 (Airbus A320-200)	8176	IAE International Aero Engines AG	V2527-A5 V2500	April 2018
10.	N655NK	Airbus	Airbus A320-200 (Airbus A320-200)	TBD	IAE International Aero Engines AG	V2527-A5 V2500	August 2018
11.	N656NK	Airbus	Airbus A320-200 (Airbus A320-200)	TBD	IAE International Aero Engines AG	V2527-A5 V2500	September 2018
12.	N690NK	Airbus	Airbus A320-200 (Airbus A320-200)	TBD	IAE International Aero Engines AG	V2527-A5 V2500	October 2018

Sch. I - 2	Note Purchase Agreement (Spirit 2017-1 EETC)

SCHEDULE II to

NOTE PURCHASE AGREEMENT

TRUST SUPPLEMENTS

Trust Supplement No. 2017-1AA, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Spirit Airlines Pass Through Trust, Series 2017-1AA.

Trust Supplement No. 2017-1A, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Spirit Airlines Pass Through Trust, Series 2017-1A.

Trust Supplement No. 2017-1B, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Spirit Airlines Pass Through Trust, Series 2017-1B.

Sch. II - 1	Note Purchase Agreement (Spirit 2017-1 EETC)

SCHEDULE III to

NOTE PURCHASE AGREEMENT

REQUIRED TERMS

Equipment Notes

Obligor:         The Company

Maximum Aggregate Principal Amount: $420,500,000

The original principal amount and amortization schedule of the Series AA Equipment Notes, Series A Equipment Notes and the Series B Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables (in the case of the amortization schedules, expressed as percentages of the original principal amount of such Equipment Notes); provided that, in the case of any Early Delivery Aircraft, if any Equipment Note is issued with respect to such Early Delivery Aircraft on or after August 15, 2018, (a) the original principal amount of such Equipment Note for such Early Delivery Aircraft will be reduced by the principal amortization installment scheduled for payment on August 15, 2018 thereon as set forth in this Schedule III and the principal amortization schedule for such Equipment Note shall commence on the first scheduled principal payment date in such schedule occurring after the issuance of such Equipment Note and (b) the amortization percentages set forth in this Schedule III under “Original Amortization Schedules” for such Early Delivery Aircraft shall be adjusted to reflect the amortization of such reduced principal amount on the remaining payment dates as set forth in this Schedule III under “Adjusted Amortization Schedules – Early Delivery Aircraft” for such Early Delivery Aircraft:

Sch. III - 1	Note Purchase Agreement (Spirit 2017-1 EETC)

PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

I. EARLY DELIVERY AIRCRAFT

Early Delivery Aircraft	Initial Series AA Principal Amount Before 8/15/18	Initial Series A Principal Amount Before 8/15/18	Initial Series B Principal Amount Before 8/15/18	Total Initial Principal Amount Before 8/15/18	Scheduled Series AA Principal Amortization on 8/15/18	Scheduled Series A Principal Amortization on 8/15/18	Scheduled Series B Principal Amortization on 8/15/18	Initial Series AA Principal Amount on or after 8/15/18	Initial Series A Principal Amount on or after 8/15/18	Initial Series B Principal Amount on or after 8]/15/18	Total Initial Principal on or after 8/15/18
N651NK	$18,774,000.00	$6,258,000.00	$6,917,000.00	$31,949,000.00	$510,000.00	$170,000.00	$800,000.00	$18,264,000.00	$6,088,000.00	$6,117,000.00	$30,469,000.00
N652NK	18,774,000.00	6,258,000.00	6,917,000.00	31,949,000.00	510,000.00	170,000.00	800,000.00	18,264,000.00	6,088,000.00	6,117,000.00	30,469,000.00
N653NK	18,816,000.00	6,272,000.00	6,932,000.00	32,020,000.00	511,140.94	170,380.31	801,789.71	18,304,859.06	6,101,619.69	6,130,210.29	30,536,689.04
N683NK	22,924,000.00	7,641,000.00	8,445,000.00	39,010,000.00	622,724.83	207,574.94	976,823.27	22,301,275.17	7,433,425.06	7,468,176.73	37,202,876.96
N684NK	22,924,000.00	7,641,000.00	8,445,000.00	39,010,000.00	622,724.83	207,574.94	976,823.27	22,301,275.17	7,433,425.06	7,468,176.73	37,202,876.96
N685NK	22,924,000.00	7,641,000.00	8,445,000.00	39,010,000.00	622,724.83	207,574.94	976,823.27	22,301,275.17	7,433,425.06	7,468,176.73	37,202,876.96
N686NK	22,940,000.00	7,647,000.00	8,452,000.00	39,039,000.00	623,181.21	207,727.07	977,539.15	22,316,818.79	7,439,272.93	7,474,460.85	37,230,552.57
N687NK	22,940,000.00	7,647,000.00	8,452,000.00	39,039,000.00	623,181.21	207,727.07	977,539.15	22,316,818.79	7,439,272.93	7,474,460.85	37,230,552.57

II. AIRCRAFT OTHER THAN EARLY DELIVERY AIRCRAFT

Aircraft	Series AA Principal Amount	Series A Principal Amount	Series B Principal Amount	Total
N654NK	$18,963,000.00	$6,321,000.00	$6,986,000.00	$32,270,000.00
N655NK	19,005,000.00	6,335,000.00	7,002,000.00	32,342,000.00
N656NK	19,005,000.00	6,335,000.00	7,002,000.00	32,342,000.00
N690NK	19,110,000.00	6,370,000.00	7,040,000.00	32,520,000.00

Sch. III - 2	Note Purchase Agreement (Spirit 2017-1 EETC)

ORIGINAL AMORTIZATION SCHEDULES1

Series AA Equipment Notes

Airbus A320-200

N651NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652285%
February 15, 2019	2.71652285%
August 15, 2019	2.71652285%
February 15, 2020	2.71652285%
August 15, 2020	2.71652285%
February 15, 2021	2.71652285%
August 15, 2021	2.71652285%
February 15, 2022	2.71652285%
August 15, 2022	2.71652285%
February 15, 2023	2.71652285%
August 15, 2023	2.71652285%
February 15, 2024	2.45178955%
August 15, 2024	2.45178960%
February 15, 2025	2.45178955%
August 15, 2025	2.45178960%
February 15, 2026	2.45178955%
August 15, 2026	2.45178960%
February 15, 2027	2.45178955%
August 15, 2027	2.45178955%
February 15, 2028	2.45178960%
August 15, 2028	2.45178955%
February 15, 2029	2.45178960%
August 15, 2029	2.45178955%
February 15, 2030	40.69677378%

[1]	With respect to each Early Delivery Aircraft, the schedules for such Early Delivery Aircraft have been prepared assuming the Equipment Notes for such Early Delivery Aircraft have been issued before August 15, 2018. Each Aircraft listed with ** is an Early Delivery Aircraft.

Sch. III - 3	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes

Airbus A320-200

N651NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652285%
February 15, 2019	2.71652285%
August 15, 2019	2.71652285%
February 15, 2020	2.71652285%
August 15, 2020	2.71652285%
February 15, 2021	2.71652285%
August 15, 2021	2.71652285%
February 15, 2022	2.71652285%
August 15, 2022	2.71652285%
February 15, 2023	2.71652285%
August 15, 2023	2.71652285%
February 15, 2024	2.45178955%
August 15, 2024	2.45178955%
February 15, 2025	2.45178955%
August 15, 2025	2.45178971%
February 15, 2026	2.45178955%
August 15, 2026	2.45178955%
February 15, 2027	2.45178955%
August 15, 2027	2.45178955%
February 15, 2028	2.45178955%
August 15, 2028	2.45178955%
February 15, 2029	2.45178971%
August 15, 2029	2.45178955%
February 15, 2030	40.69677373%

Sch. III-4	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes

Airbus A320-200

N651NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56570768%
February 15, 2019	6.26738572%
August 15, 2019	6.26738557%
February 15, 2020	4.53780960%
August 15, 2020	4.53780945%
February 15, 2021	2.52999855%
August 15, 2021	2.52999855%
February 15, 2022	2.52999855%
August 15, 2022	1.80714182%
February 15, 2023	1.80714182%
August 15, 2023	1.80714182%
February 15, 2024	1.80714182%
August 15, 2024	1.80714182%
February 15, 2025	1.80714182%
August 15, 2025	1.80714182%
February 15, 2026	46.58391355%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-5	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes

Airbus A320-200

N652NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652285%
February 15, 2019	2.71652285%
August 15, 2019	2.71652285%
February 15, 2020	2.71652285%
August 15, 2020	2.71652285%
February 15, 2021	2.71652285%
August 15, 2021	2.71652285%
February 15, 2022	2.71652285%
August 15, 2022	2.71652285%
February 15, 2023	2.71652285%
August 15, 2023	2.71652285%
February 15, 2024	2.45178955%
August 15, 2024	2.45178960%
February 15, 2025	2.45178955%
August 15, 2025	2.45178960%
February 15, 2026	2.45178955%
August 15, 2026	2.45178960%
February 15, 2027	2.45178955%
August 15, 2027	2.45178955%
February 15, 2028	2.45178960%
August 15, 2028	2.45178955%
February 15, 2029	2.45178960%
August 15, 2029	2.45178955%
February 15, 2030	40.69677378%

Sch. III-6	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes

Airbus A320-200

N652NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652285%
February 15, 2019	2.71652285%
August 15, 2019	2.71652285%
February 15, 2020	2.71652285%
August 15, 2020	2.71652285%
February 15, 2021	2.71652285%
August 15, 2021	2.71652285%
February 15, 2022	2.71652285%
August 15, 2022	2.71652285%
February 15, 2023	2.71652285%
August 15, 2023	2.71652285%
February 15, 2024	2.45178955%
August 15, 2024	2.45178955%
February 15, 2025	2.45178955%
August 15, 2025	2.45178971%
February 15, 2026	2.45178955%
August 15, 2026	2.45178955%
February 15, 2027	2.45178955%
August 15, 2027	2.45178955%
February 15, 2028	2.45178955%
August 15, 2028	2.45178955%
February 15, 2029	2.45178971%
August 15, 2029	2.45178955%
February 15, 2030	40.69677373%

Sch. III-7	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes

Airbus A320-200

N652NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56570768%
February 15, 2019	6.26738572%
August 15, 2019	6.26738557%
February 15, 2020	4.53780960%
August 15, 2020	4.53780945%
February 15, 2021	2.52999855%
August 15, 2021	2.52999855%
February 15, 2022	2.52999855%
August 15, 2022	1.80714182%
February 15, 2023	1.80714182%
August 15, 2023	1.80714182%
February 15, 2024	1.80714182%
August 15, 2024	1.80714182%
February 15, 2025	1.80714182%
August 15, 2025	1.80714182%
February 15, 2026	46.58391355%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-8	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes

Airbus A320-200

N653NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652285%
February 15, 2019	2.71652285%
August 15, 2019	2.71652285%
February 15, 2020	2.71652285%
August 15, 2020	2.71652285%
February 15, 2021	2.71652285%
August 15, 2021	2.71652285%
February 15, 2022	2.71652285%
August 15, 2022	2.71652285%
February 15, 2023	2.71652285%
August 15, 2023	2.71652285%
February 15, 2024	2.45178954%
August 15, 2024	2.45178959%
February 15, 2025	2.45178954%
August 15, 2025	2.45178959%
February 15, 2026	2.45178959%
August 15, 2026	2.45178954%
February 15, 2027	2.45178959%
August 15, 2027	2.45178954%
February 15, 2028	2.45178959%
August 15, 2028	2.45178959%
February 15, 2029	2.45178954%
August 15, 2029	2.45178959%
February 15, 2030	40.69677376%

Sch. III-9	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes

Airbus A320-200

N653NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71652280%
February 15, 2019	2.71652296%
August 15, 2019	2.71652280%
February 15, 2020	2.71652280%
August 15, 2020	2.71652296%
February 15, 2021	2.71652280%
August 15, 2021	2.71652280%
February 15, 2022	2.71652296%
August 15, 2022	2.71652280%
February 15, 2023	2.71652280%
August 15, 2023	2.71652296%
February 15, 2024	2.45178954%
August 15, 2024	2.45178954%
February 15, 2025	2.45178954%
August 15, 2025	2.45178954%
February 15, 2026	2.45178970%
August 15, 2026	2.45178954%
February 15, 2027	2.45178954%
August 15, 2027	2.45178954%
February 15, 2028	2.45178954%
August 15, 2028	2.45178970%
February 15, 2029	2.45178954%
August 15, 2029	2.45178954%
February 15, 2030	40.69677376%

Sch. III-10	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes

Airbus A320-200

N653NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56649899%
February 15, 2019	6.26781448%
August 15, 2019	6.26781448%
February 15, 2020	4.53811988%
August 15, 2020	4.53812002%
February 15, 2021	2.53017167%
August 15, 2021	2.53017167%
February 15, 2022	2.53017167%
August 15, 2022	1.80726544%
February 15, 2023	1.80726544%
August 15, 2023	1.80726544%
February 15, 2024	1.80726558%
August 15, 2024	1.80726544%
February 15, 2025	1.80726544%
August 15, 2025	1.80726544%
February 15, 2026	46.58025894%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-11	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes

Airbus A321-200

N683NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71647544%
February 15, 2019	2.71647544%
August 15, 2019	2.71647548%
February 15, 2020	2.71647544%
August 15, 2020	2.71647544%
February 15, 2021	2.71647544%
August 15, 2021	2.71647548%
February 15, 2022	2.71647544%
August 15, 2022	2.71647544%
February 15, 2023	2.71647544%
August 15, 2023	2.71647544%
February 15, 2024	2.45174682%
August 15, 2024	2.45174677%
February 15, 2025	2.45174682%
August 15, 2025	2.45174677%
February 15, 2026	2.45174682%
August 15, 2026	2.45174677%
February 15, 2027	2.45174682%
August 15, 2027	2.45174677%
February 15, 2028	2.45174677%
August 15, 2028	2.45174682%
February 15, 2029	2.45174677%
August 15, 2029	2.45174682%
February 15, 2030	40.69780854%

Sch. III-12	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes

Airbus A321-200

N683NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71659390%
February 15, 2019	2.71659403%
August 15, 2019	2.71659390%
February 15, 2020	2.71659403%
August 15, 2020	2.71659390%
February 15, 2021	2.71659390%
August 15, 2021	2.71659403%
February 15, 2022	2.71659390%
August 15, 2022	2.71659403%
February 15, 2023	2.71659390%
August 15, 2023	2.71659390%
February 15, 2024	2.45185381%
August 15, 2024	2.45185368%
February 15, 2025	2.45185381%
August 15, 2025	2.45185368%
February 15, 2026	2.45185381%
August 15, 2026	2.45185368%
February 15, 2027	2.45185381%
August 15, 2027	2.45185368%
February 15, 2028	2.45185381%
August 15, 2028	2.45185368%
February 15, 2029	2.45185381%
August 15, 2029	2.45185368%
February 15, 2030	40.69522157%

Sch. III-13	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N683NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56688301%
February 15, 2019	6.26802250%
August 15, 2019	6.26802250%
February 15, 2020	4.53827069%
August 15, 2020	4.53827069%
February 15, 2021	2.53025554%
August 15, 2021	2.53025565%
February 15, 2022	2.53025565%
August 15, 2022	1.80732552%
February 15, 2023	1.80732540%
August 15, 2023	1.80732552%
February 15, 2024	1.80732552%
August 15, 2024	1.80732540%
February 15, 2025	1.80732552%
August 15, 2025	1.80732540%
February 15, 2026	46.57848549%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-14	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N684NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71647544%
February 15, 2019	2.71647544%
August 15, 2019	2.71647548%
February 15, 2020	2.71647544%
August 15, 2020	2.71647544%
February 15, 2021	2.71647544%
August 15, 2021	2.71647548%
February 15, 2022	2.71647544%
August 15, 2022	2.71647544%
February 15, 2023	2.71647544%
August 15, 2023	2.71647544%
February 15, 2024	2.45174682%
August 15, 2024	2.45174677%
February 15, 2025	2.45174682%
August 15, 2025	2.45174677%
February 15, 2026	2.45174682%
August 15, 2026	2.45174677%
February 15, 2027	2.45174682%
August 15, 2027	2.45174677%
February 15, 2028	2.45174677%
August 15, 2028	2.45174682%
February 15, 2029	2.45174677%
August 15, 2029	2.45174682%
February 15, 2030	40.69780854%

Sch. III-15	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N684NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71659390%
February 15, 2019	2.71659403%
August 15, 2019	2.71659390%
February 15, 2020	2.71659403%
August 15, 2020	2.71659390%
February 15, 2021	2.71659390%
August 15, 2021	2.71659403%
February 15, 2022	2.71659390%
August 15, 2022	2.71659403%
February 15, 2023	2.71659390%
August 15, 2023	2.71659390%
February 15, 2024	2.45185381%
August 15, 2024	2.45185368%
February 15, 2025	2.45185381%
August 15, 2025	2.45185368%
February 15, 2026	2.45185381%
August 15, 2026	2.45185368%
February 15, 2027	2.45185381%
August 15, 2027	2.45185368%
February 15, 2028	2.45185381%
August 15, 2028	2.45185368%
February 15, 2029	2.45185381%
August 15, 2029	2.45185368%
February 15, 2030	40.69522157%

Sch. III-16	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N684NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56688301%
February 15, 2019	6.26802250%
August 15, 2019	6.26802250%
February 15, 2020	4.53827069%
August 15, 2020	4.53827069%
February 15, 2021	2.53025554%
August 15, 2021	2.53025565%
February 15, 2022	2.53025565%
August 15, 2022	1.80732552%
February 15, 2023	1.80732540%
August 15, 2023	1.80732552%
February 15, 2024	1.80732552%
August 15, 2024	1.80732540%
February 15, 2025	1.80732552%
August 15, 2025	1.80732540%
February 15, 2026	46.57848549%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-17	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N685NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71647544%
February 15, 2019	2.71647544%
August 15, 2019	2.71647548%
February 15, 2020	2.71647544%
August 15, 2020	2.71647544%
February 15, 2021	2.71647544%
August 15, 2021	2.71647548%
February 15, 2022	2.71647544%
August 15, 2022	2.71647544%
February 15, 2023	2.71647544%
August 15, 2023	2.71647544%
February 15, 2024	2.45174682%
August 15, 2024	2.45174677%
February 15, 2025	2.45174682%
August 15, 2025	2.45174677%
February 15, 2026	2.45174682%
August 15, 2026	2.45174677%
February 15, 2027	2.45174682%
August 15, 2027	2.45174677%
February 15, 2028	2.45174677%
August 15, 2028	2.45174682%
February 15, 2029	2.45174677%
August 15, 2029	2.45174682%
February 15, 2030	40.69780854%

Sch. III-18	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N685NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71659390%
February 15, 2019	2.71659403%
August 15, 2019	2.71659390%
February 15, 2020	2.71659403%
August 15, 2020	2.71659390%
February 15, 2021	2.71659390%
August 15, 2021	2.71659403%
February 15, 2022	2.71659390%
August 15, 2022	2.71659403%
February 15, 2023	2.71659390%
August 15, 2023	2.71659390%
February 15, 2024	2.45185381%
August 15, 2024	2.45185368%
February 15, 2025	2.45185381%
August 15, 2025	2.45185368%
February 15, 2026	2.45185381%
August 15, 2026	2.45185368%
February 15, 2027	2.45185381%
August 15, 2027	2.45185368%
February 15, 2028	2.45185381%
August 15, 2028	2.45185368%
February 15, 2029	2.45185381%
August 15, 2029	2.45185368%
February 15, 2030	40.69522157%

Sch. III-19	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N685NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56688301%
February 15, 2019	6.26802250%
August 15, 2019	6.26802250%
February 15, 2020	4.53827069%
August 15, 2020	4.53827069%
February 15, 2021	2.53025554%
August 15, 2021	2.53025565%
February 15, 2022	2.53025565%
August 15, 2022	1.80732552%
February 15, 2023	1.80732540%
August 15, 2023	1.80732552%
February 15, 2024	1.80732552%
August 15, 2024	1.80732540%
February 15, 2025	1.80732552%
August 15, 2025	1.80732540%
February 15, 2026	46.57848549%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-20	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N686NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71657023%
February 15, 2019	2.71657023%
August 15, 2019	2.71657018%
February 15, 2020	2.71657023%
August 15, 2020	2.71657023%
February 15, 2021	2.71657023%
August 15, 2021	2.71657023%
February 15, 2022	2.71657018%
August 15, 2022	2.71657023%
February 15, 2023	2.71657023%
August 15, 2023	2.71657023%
February 15, 2024	2.45183230%
August 15, 2024	2.45183235%
February 15, 2025	2.45183230%
August 15, 2025	2.45183235%
February 15, 2026	2.45183230%
August 15, 2026	2.45183235%
February 15, 2027	2.45183230%
August 15, 2027	2.45183235%
February 15, 2028	2.45183230%
August 15, 2028	2.45183235%
February 15, 2029	2.45183230%
August 15, 2029	2.45183235%
February 15, 2030	40.69573971%

Sch. III-21	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N686NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71645181%
February 15, 2019	2.71645181%
August 15, 2019	2.71645181%
February 15, 2020	2.71645181%
August 15, 2020	2.71645181%
February 15, 2021	2.71645181%
August 15, 2021	2.71645181%
February 15, 2022	2.71645168%
August 15, 2022	2.71645181%
February 15, 2023	2.71645181%
August 15, 2023	2.71645181%
February 15, 2024	2.45172551%
August 15, 2024	2.45172538%
February 15, 2025	2.45172551%
August 15, 2025	2.45172538%
February 15, 2026	2.45172551%
August 15, 2026	2.45172538%
February 15, 2027	2.45172551%
August 15, 2027	2.45172538%
February 15, 2028	2.45172551%
August 15, 2028	2.45172538%
February 15, 2029	2.45172551%
August 15, 2029	2.45172538%
February 15, 2030	40.69832483%

Sch. III-22	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N686NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56577319%
February 15, 2019	6.26742120%
August 15, 2019	6.26742108%
February 15, 2020	4.53783531%
August 15, 2020	4.53783519%
February 15, 2021	2.53001290%
August 15, 2021	2.53001290%
February 15, 2022	2.53001290%
August 15, 2022	1.80715204%
February 15, 2023	1.80715204%
August 15, 2023	1.80715204%
February 15, 2024	1.80715215%
August 15, 2024	1.80715204%
February 15, 2025	1.80715204%
August 15, 2025	1.80715204%
February 15, 2026	46.58361098%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-23	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N687NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71657023%
February 15, 2019	2.71657023%
August 15, 2019	2.71657018%
February 15, 2020	2.71657023%
August 15, 2020	2.71657023%
February 15, 2021	2.71657023%
August 15, 2021	2.71657023%
February 15, 2022	2.71657018%
August 15, 2022	2.71657023%
February 15, 2023	2.71657023%
August 15, 2023	2.71657023%
February 15, 2024	2.45183230%
August 15, 2024	2.45183235%
February 15, 2025	2.45183230%
August 15, 2025	2.45183235%
February 15, 2026	2.45183230%
August 15, 2026	2.45183235%
February 15, 2027	2.45183230%
August 15, 2027	2.45183235%
February 15, 2028	2.45183230%
August 15, 2028	2.45183235%
February 15, 2029	2.45183230%
August 15, 2029	2.45183235%
February 15, 2030	40.69573971%

Sch. III-24	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N687NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	2.71645181%
February 15, 2019	2.71645181%
August 15, 2019	2.71645181%
February 15, 2020	2.71645181%
August 15, 2020	2.71645181%
February 15, 2021	2.71645181%
August 15, 2021	2.71645181%
February 15, 2022	2.71645168%
August 15, 2022	2.71645181%
February 15, 2023	2.71645181%
August 15, 2023	2.71645181%
February 15, 2024	2.45172551%
August 15, 2024	2.45172538%
February 15, 2025	2.45172551%
August 15, 2025	2.45172538%
February 15, 2026	2.45172551%
August 15, 2026	2.45172538%
February 15, 2027	2.45172551%
August 15, 2027	2.45172538%
February 15, 2028	2.45172551%
August 15, 2028	2.45172538%
February 15, 2029	2.45172551%
August 15, 2029	2.45172538%
February 15, 2030	40.69832483%

Sch. III-25	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N687NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	11.56577319%
February 15, 2019	6.26742120%
August 15, 2019	6.26742108%
February 15, 2020	4.53783531%
August 15, 2020	4.53783519%
February 15, 2021	2.53001290%
August 15, 2021	2.53001290%
February 15, 2022	2.53001290%
August 15, 2022	1.80715204%
February 15, 2023	1.80715204%
August 15, 2023	1.80715204%
February 15, 2024	1.80715215%
August 15, 2024	1.80715204%
February 15, 2025	1.80715204%
August 15, 2025	1.80715204%
February 15, 2026	46.58361098%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-26	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N654NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503296%
August 15, 2019	3.12503296%
February 15, 2020	3.12503296%
August 15, 2020	3.12503296%
February 15, 2021	3.12503296%
August 15, 2021	3.12503296%
February 15, 2022	3.12503296%
August 15, 2022	3.12503296%
February 15, 2023	3.12503296%
August 15, 2023	3.12503296%
February 15, 2024	2.33746960%
August 15, 2024	2.33746960%
February 15, 2025	2.33746960%
August 15, 2025	2.33746960%
February 15, 2026	2.33746955%
August 15, 2026	2.33746960%
February 15, 2027	2.33746960%
August 15, 2027	2.33746960%
February 15, 2028	2.33746960%
August 15, 2028	2.33746960%
February 15, 2029	2.33746960%
August 15, 2029	2.33746960%
February 15, 2030	40.70003528%

Sch. III-27	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N654NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503291%
August 15, 2019	3.12503306%
February 15, 2020	3.12503291%
August 15, 2020	3.12503291%
February 15, 2021	3.12503306%
August 15, 2021	3.12503291%
February 15, 2022	3.12503291%
August 15, 2022	3.12503306%
February 15, 2023	3.12503291%
August 15, 2023	3.12503291%
February 15, 2024	2.33746970%
August 15, 2024	2.33746955%
February 15, 2025	2.33746955%
August 15, 2025	2.33746970%
February 15, 2026	2.33746955%
August 15, 2026	2.33746955%
February 15, 2027	2.33746955%
August 15, 2027	2.33746970%
February 15, 2028	2.33746955%
August 15, 2028	2.33746955%
February 15, 2029	2.33746970%
August 15, 2029	2.33746955%
February 15, 2030	40.70003528%

Sch. III-28	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N654NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	9.36760378%
August 15, 2019	9.36760378%
February 15, 2020	7.63793330%
August 15, 2020	7.63793315%
February 15, 2021	2.86286859%
August 15, 2021	2.86286859%
February 15, 2022	2.86286859%
August 15, 2022	2.14715145%
February 15, 2023	2.14715145%
August 15, 2023	2.14715145%
February 15, 2024	2.14715145%
August 15, 2024	2.14715145%
February 15, 2025	2.14715145%
August 15, 2025	2.14715145%
February 15, 2026	42.37026009%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-29	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N655NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503294%
August 15, 2019	3.12503299%
February 15, 2020	3.12503294%
August 15, 2020	3.12503299%
February 15, 2021	3.12503294%
August 15, 2021	3.12503294%
February 15, 2022	3.12503299%
August 15, 2022	3.12503294%
February 15, 2023	3.12503294%
August 15, 2023	3.12503299%
February 15, 2024	2.33746956%
August 15, 2024	2.33746961%
February 15, 2025	2.33746961%
August 15, 2025	2.33746956%
February 15, 2026	2.33746961%
August 15, 2026	2.33746961%
February 15, 2027	2.33746956%
August 15, 2027	2.33746961%
February 15, 2028	2.33746956%
August 15, 2028	2.33746961%
February 15, 2029	2.33746961%
August 15, 2029	2.33746956%
February 15, 2030	40.70003531%

Sch. III-30	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N655NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503299%
August 15, 2019	3.12503299%
February 15, 2020	3.12503283%
August 15, 2020	3.12503299%
February 15, 2021	3.12503299%
August 15, 2021	3.12503299%
February 15, 2022	3.12503299%
August 15, 2022	3.12503283%
February 15, 2023	3.12503299%
August 15, 2023	3.12503299%
February 15, 2024	2.33746961%
August 15, 2024	2.33746961%
February 15, 2025	2.33746961%
August 15, 2025	2.33746946%
February 15, 2026	2.33746961%
August 15, 2026	2.33746961%
February 15, 2027	2.33746961%
August 15, 2027	2.33746961%
February 15, 2028	2.33746961%
August 15, 2028	2.33746961%
February 15, 2029	2.33746961%
August 15, 2029	2.33746946%
February 15, 2030	40.70003536%

Sch. III-31	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N655NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	9.36689860%
August 15, 2019	9.36689846%
February 15, 2020	7.63735833%
August 15, 2020	7.63735818%
February 15, 2021	2.86265310%
August 15, 2021	2.86265310%
February 15, 2022	2.86265310%
August 15, 2022	2.14698972%
February 15, 2023	2.14698986%
August 15, 2023	2.14698972%
February 15, 2024	2.14698986%
August 15, 2024	2.14698986%
February 15, 2025	2.14698972%
August 15, 2025	2.14698986%
February 15, 2026	42.37459854%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-32	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N656NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503294%
August 15, 2019	3.12503299%
February 15, 2020	3.12503294%
August 15, 2020	3.12503299%
February 15, 2021	3.12503294%
August 15, 2021	3.12503294%
February 15, 2022	3.12503299%
August 15, 2022	3.12503294%
February 15, 2023	3.12503294%
August 15, 2023	3.12503299%
February 15, 2024	2.33746956%
August 15, 2024	2.33746961%
February 15, 2025	2.33746961%
August 15, 2025	2.33746956%
February 15, 2026	2.33746961%
August 15, 2026	2.33746961%
February 15, 2027	2.33746956%
August 15, 2027	2.33746961%
February 15, 2028	2.33746956%
August 15, 2028	2.33746961%
February 15, 2029	2.33746961%
August 15, 2029	2.33746956%
February 15, 2030	40.70003531%

Sch. III-33	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N656NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503299%
August 15, 2019	3.12503299%
February 15, 2020	3.12503283%
August 15, 2020	3.12503299%
February 15, 2021	3.12503299%
August 15, 2021	3.12503299%
February 15, 2022	3.12503299%
August 15, 2022	3.12503283%
February 15, 2023	3.12503299%
August 15, 2023	3.12503299%
February 15, 2024	2.33746961%
August 15, 2024	2.33746961%
February 15, 2025	2.33746961%
August 15, 2025	2.33746946%
February 15, 2026	2.33746961%
August 15, 2026	2.33746961%
February 15, 2027	2.33746961%
August 15, 2027	2.33746961%
February 15, 2028	2.33746961%
August 15, 2028	2.33746961%
February 15, 2029	2.33746961%
August 15, 2029	2.33746946%
February 15, 2030	40.70003536%

Sch. III-34	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N656NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	9.36689860%
August 15, 2019	9.36689846%
February 15, 2020	7.63735833%
August 15, 2020	7.63735818%
February 15, 2021	2.86265310%
August 15, 2021	2.86265310%
February 15, 2022	2.86265310%
August 15, 2022	2.14698972%
February 15, 2023	2.14698986%
August 15, 2023	2.14698972%
February 15, 2024	2.14698986%
August 15, 2024	2.14698986%
February 15, 2025	2.14698972%
August 15, 2025	2.14698986%
February 15, 2026	42.37459854%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-35	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N690NK[**]
Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503297%
August 15, 2019	3.12503297%
February 15, 2020	3.12503297%
August 15, 2020	3.12503291%
February 15, 2021	3.12503297%
August 15, 2021	3.12503297%
February 15, 2022	3.12503297%
August 15, 2022	3.12503297%
February 15, 2023	3.12503297%
August 15, 2023	3.12503291%
February 15, 2024	2.33746960%
August 15, 2024	2.33746960%
February 15, 2025	2.33746960%
August 15, 2025	2.33746960%
February 15, 2026	2.33746960%
August 15, 2026	2.33746960%
February 15, 2027	2.33746960%
August 15, 2027	2.33746960%
February 15, 2028	2.33746960%
August 15, 2028	2.33746960%
February 15, 2029	2.33746960%
August 15, 2029	2.33746960%
February 15, 2030	40.70003527%

Sch. III-36	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N690NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	3.12503297%
August 15, 2019	3.12503297%
February 15, 2020	3.12503297%
August 15, 2020	3.12503297%
February 15, 2021	3.12503297%
August 15, 2021	3.12503297%
February 15, 2022	3.12503297%
August 15, 2022	3.12503297%
February 15, 2023	3.12503297%
August 15, 2023	3.12503281%
February 15, 2024	2.33746970%
August 15, 2024	2.33746954%
February 15, 2025	2.33746954%
August 15, 2025	2.33746970%
February 15, 2026	2.33746954%
August 15, 2026	2.33746954%
February 15, 2027	2.33746970%
August 15, 2027	2.33746954%
February 15, 2028	2.33746954%
August 15, 2028	2.33746970%
February 15, 2029	2.33746954%
August 15, 2029	2.33746954%
February 15, 2030	40.70003532%

Sch. III-37	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N690NK[**]

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	9.36781009%
August 15, 2019	9.36781009%
February 15, 2020	7.63810142%
August 15, 2020	7.63810156%
February 15, 2021	2.86293153%
August 15, 2021	2.86293168%
February 15, 2022	2.86293168%
August 15, 2022	2.14719872%
February 15, 2023	2.14719872%
August 15, 2023	2.14719872%
February 15, 2024	2.14719872%
August 15, 2024	2.14719872%
February 15, 2025	2.14719872%
August 15, 2025	2.14719872%
February 15, 2026	42.36899091%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-38	Note Purchase Agreement (Spirit 2017-1 EETC)

ADJUSTED AMORTIZATION SCHEDULES – EARLY DELIVERY AIRCRAFT2

Series AA Equipment Notes Airbus A320-200 N651NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237845%
August 15, 2019	2.79237845%
February 15, 2020	2.79237845%
August 15, 2020	2.79237845%
February 15, 2021	2.79237845%
August 15, 2021	2.79237845%
February 15, 2022	2.79237845%
August 15, 2022	2.79237845%
February 15, 2023	2.79237845%
August 15, 2023	2.79237845%
February 15, 2024	2.52025279%
August 15, 2024	2.52025285%
February 15, 2025	2.52025279%
August 15, 2025	2.52025285%
February 15, 2026	2.52025279%
August 15, 2026	2.52025285%
February 15, 2027	2.52025279%
August 15, 2027	2.52025279%
February 15, 2028	2.52025285%
August 15, 2028	2.52025279%
February 15, 2029	2.52025285%
August 15, 2029	2.52025279%
February 15, 2030	41.83318172%

[2]	These are the adjusted amortization schedules for any Early Delivery Aircraft whose Equipment Notes are issued on or after August 15, 2018. There will be no adjustments for amortization schedules for any Aircraft that is not an Early Delivery Aircraft.

Sch. III-39	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N651NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237845%
August 15, 2019	2.79237845%
February 15, 2020	2.79237845%
August 15, 2020	2.79237845%
February 15, 2021	2.79237845%
August 15, 2021	2.79237845%
February 15, 2022	2.79237845%
August 15, 2022	2.79237845%
February 15, 2023	2.79237845%
August 15, 2023	2.79237845%
February 15, 2024	2.52025279%
August 15, 2024	2.52025279%
February 15, 2025	2.52025279%
August 15, 2025	2.52025296%
February 15, 2026	2.52025279%
August 15, 2026	2.52025279%
February 15, 2027	2.52025279%
August 15, 2027	2.52025279%
February 15, 2028	2.52025279%
August 15, 2028	2.52025279%
February 15, 2029	2.52025296%
August 15, 2029	2.52025279%
February 15, 2030	41.83318167%

Sch. III-40	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N651NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08705362%
August 15, 2019	7.08705346%
February 15, 2020	5.13127824%
August 15, 2020	5.13127808%
February 15, 2021	2.86087952%
August 15, 2021	2.86087952%
February 15, 2022	2.86087952%
August 15, 2022	2.04348537%
February 15, 2023	2.04348537%
August 15, 2023	2.04348537%
February 15, 2024	2.04348537%
August 15, 2024	2.04348537%
February 15, 2025	2.04348537%
August 15, 2025	2.04348537%
February 15, 2026	52.67630047%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%
At Issuance	0.00000000%
August 15, 2018	0.00000000%

Sch. III-41	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N652NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237845%
August 15, 2019	2.79237845%
February 15, 2020	2.79237845%
August 15, 2020	2.79237845%
February 15, 2021	2.79237845%
August 15, 2021	2.79237845%
February 15, 2022	2.79237845%
August 15, 2022	2.79237845%
February 15, 2023	2.79237845%
August 15, 2023	2.79237845%
February 15, 2024	2.52025279%
August 15, 2024	2.52025285%
February 15, 2025	2.52025279%
August 15, 2025	2.52025285%
February 15, 2026	2.52025279%
August 15, 2026	2.52025285%
February 15, 2027	2.52025279%
August 15, 2027	2.52025279%
February 15, 2028	2.52025285%
August 15, 2028	2.52025279%
February 15, 2029	2.52025285%
August 15, 2029	2.52025279%
February 15, 2030	41.83318172%

Sch. III-42	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N652NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237845%
August 15, 2019	2.79237845%
February 15, 2020	2.79237845%
August 15, 2020	2.79237845%
February 15, 2021	2.79237845%
August 15, 2021	2.79237845%
February 15, 2022	2.79237845%
August 15, 2022	2.79237845%
February 15, 2023	2.79237845%
August 15, 2023	2.79237845%
February 15, 2024	2.52025279%
August 15, 2024	2.52025279%
February 15, 2025	2.52025279%
August 15, 2025	2.52025296%
February 15, 2026	2.52025279%
August 15, 2026	2.52025279%
February 15, 2027	2.52025279%
August 15, 2027	2.52025279%
February 15, 2028	2.52025279%
August 15, 2028	2.52025279%
February 15, 2029	2.52025296%
August 15, 2029	2.52025279%
February 15, 2030	41.83318167%

Sch. III-43	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N652NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08705362%
August 15, 2019	7.08705346%
February 15, 2020	5.13127824%
August 15, 2020	5.13127808%
February 15, 2021	2.86087952%
August 15, 2021	2.86087952%
February 15, 2022	2.86087952%
August 15, 2022	2.04348537%
February 15, 2023	2.04348537%
August 15, 2023	2.04348537%
February 15, 2024	2.04348537%
August 15, 2024	2.04348537%
February 15, 2025	2.04348537%
August 15, 2025	2.04348537%
February 15, 2026	52.67630047%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-44	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A320-200 N653NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237845%
August 15, 2019	2.79237845%
February 15, 2020	2.79237845%
August 15, 2020	2.79237845%
February 15, 2021	2.79237845%
August 15, 2021	2.79237845%
February 15, 2022	2.79237845%
August 15, 2022	2.79237845%
February 15, 2023	2.79237845%
August 15, 2023	2.79237845%
February 15, 2024	2.52025278%
August 15, 2024	2.52025284%
February 15, 2025	2.52025278%
August 15, 2025	2.52025284%
February 15, 2026	2.52025284%
August 15, 2026	2.52025278%
February 15, 2027	2.52025284%
August 15, 2027	2.52025278%
February 15, 2028	2.52025284%
August 15, 2028	2.52025284%
February 15, 2029	2.52025278%
August 15, 2029	2.52025284%
February 15, 2030	41.83318170%

Sch. III-45	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A320-200 N653NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79237856%
August 15, 2019	2.79237840%
February 15, 2020	2.79237840%
August 15, 2020	2.79237856%
February 15, 2021	2.79237840%
August 15, 2021	2.79237840%
February 15, 2022	2.79237856%
August 15, 2022	2.79237840%
February 15, 2023	2.79237840%
August 15, 2023	2.79237856%
February 15, 2024	2.52025278%
August 15, 2024	2.52025278%
February 15, 2025	2.52025278%
August 15, 2025	2.52025278%
February 15, 2026	2.52025295%
August 15, 2026	2.52025278%
February 15, 2027	2.52025278%
August 15, 2027	2.52025278%
February 15, 2028	2.52025278%
August 15, 2028	2.52025295%
February 15, 2029	2.52025278%
August 15, 2029	2.52025278%
February 15, 2030	41.83318167%

Sch. III-46	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A320-200 N653NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08760188%
August 15, 2019	7.08760188%
February 15, 2020	5.13167502%
August 15, 2020	5.13167518%
February 15, 2021	2.86110087%
August 15, 2021	2.86110087%
February 15, 2022	2.86110087%
August 15, 2022	2.04364343%
February 15, 2023	2.04364343%
August 15, 2023	2.04364343%
February 15, 2024	2.04364360%
August 15, 2024	2.04364343%
February 15, 2025	2.04364343%
August 15, 2025	2.04364343%
February 15, 2026	52.67263923%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-47	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N683NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79232835%
August 15, 2019	2.79232840%
February 15, 2020	2.79232835%
August 15, 2020	2.79232835%
February 15, 2021	2.79232835%
August 15, 2021	2.79232840%
February 15, 2022	2.79232835%
August 15, 2022	2.79232835%
February 15, 2023	2.79232835%
August 15, 2023	2.79232835%
February 15, 2024	2.52020764%
August 15, 2024	2.52020759%
February 15, 2025	2.52020764%
August 15, 2025	2.52020759%
February 15, 2026	2.52020764%
August 15, 2026	2.52020759%
February 15, 2027	2.52020764%
August 15, 2027	2.52020759%
February 15, 2028	2.52020759%
August 15, 2028	2.52020764%
February 15, 2029	2.52020759%
August 15, 2029	2.52020764%
February 15, 2030	41.83422499%

Sch. III-48	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N683NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79245366%
August 15, 2019	2.79245352%
February 15, 2020	2.79245366%
August 15, 2020	2.79245352%
February 15, 2021	2.79245352%
August 15, 2021	2.79245366%
February 15, 2022	2.79245352%
August 15, 2022	2.79245366%
February 15, 2023	2.79245352%
August 15, 2023	2.79245352%
February 15, 2024	2.52032069%
August 15, 2024	2.52032056%
February 15, 2025	2.52032069%
August 15, 2025	2.52032056%
February 15, 2026	2.52032069%
August 15, 2026	2.52032056%
February 15, 2027	2.52032069%
August 15, 2027	2.52032056%
February 15, 2028	2.52032069%
August 15, 2028	2.52032056%
February 15, 2029	2.52032069%
August 15, 2029	2.52032056%
February 15, 2030	41.83161672%

Sch. III-49	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N683NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08786788%
August 15, 2019	7.08786788%
February 15, 2020	5.13186784%
August 15, 2020	5.13186784%
February 15, 2021	2.86120813%
August 15, 2021	2.86120827%
February 15, 2022	2.86120827%
August 15, 2022	2.04372025%
February 15, 2023	2.04372011%
August 15, 2023	2.04372025%
February 15, 2024	2.04372025%
August 15, 2024	2.04372011%
February 15, 2025	2.04372025%
August 15, 2025	2.04372011%
February 15, 2026	52.67086254%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-50	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N684NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79232835%
August 15, 2019	2.79232840%
February 15, 2020	2.79232835%
August 15, 2020	2.79232835%
February 15, 2021	2.79232835%
August 15, 2021	2.79232840%
February 15, 2022	2.79232835%
August 15, 2022	2.79232835%
February 15, 2023	2.79232835%
August 15, 2023	2.79232835%
February 15, 2024	2.52020764%
August 15, 2024	2.52020759%
February 15, 2025	2.52020764%
August 15, 2025	2.52020759%
February 15, 2026	2.52020764%
August 15, 2026	2.52020759%
February 15, 2027	2.52020764%
August 15, 2027	2.52020759%
February 15, 2028	2.52020759%
August 15, 2028	2.52020764%
February 15, 2029	2.52020759%
August 15, 2029	2.52020764%
February 15, 2030	41.83422499%

Sch. III-51	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N684NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79245366%
August 15, 2019	2.79245352%
February 15, 2020	2.79245366%
August 15, 2020	2.79245352%
February 15, 2021	2.79245352%
August 15, 2021	2.79245366%
February 15, 2022	2.79245352%
August 15, 2022	2.79245366%
February 15, 2023	2.79245352%
August 15, 2023	2.79245352%
February 15, 2024	2.52032069%
August 15, 2024	2.52032056%
February 15, 2025	2.52032069%
August 15, 2025	2.52032056%
February 15, 2026	2.52032069%
August 15, 2026	2.52032056%
February 15, 2027	2.52032069%
August 15, 2027	2.52032056%
February 15, 2028	2.52032069%
August 15, 2028	2.52032056%
February 15, 2029	2.52032069%
August 15, 2029	2.52032056%
February 15, 2030	41.83161672%

Sch. III-52	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N684NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08786788%
August 15, 2019	7.08786788%
February 15, 2020	5.13186784%
August 15, 2020	5.13186784%
February 15, 2021	2.86120813%
August 15, 2021	2.86120827%
February 15, 2022	2.86120827%
August 15, 2022	2.04372025%
February 15, 2023	2.04372011%
August 15, 2023	2.04372025%
February 15, 2024	2.04372025%
August 15, 2024	2.04372011%
February 15, 2025	2.04372025%
August 15, 2025	2.04372011%
February 15, 2026	52.67086254%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-53	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N685NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79232835%
August 15, 2019	2.79232840%
February 15, 2020	2.79232835%
August 15, 2020	2.79232835%
February 15, 2021	2.79232835%
August 15, 2021	2.79232840%
February 15, 2022	2.79232835%
August 15, 2022	2.79232835%
February 15, 2023	2.79232835%
August 15, 2023	2.79232835%
February 15, 2024	2.52020764%
August 15, 2024	2.52020759%
February 15, 2025	2.52020764%
August 15, 2025	2.52020759%
February 15, 2026	2.52020764%
August 15, 2026	2.52020759%
February 15, 2027	2.52020764%
August 15, 2027	2.52020759%
February 15, 2028	2.52020759%
August 15, 2028	2.52020764%
February 15, 2029	2.52020759%
August 15, 2029	2.52020764%
February 15, 2030	41.83422499%

Sch. III-54	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N685NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79245366%
August 15, 2019	2.79245352%
February 15, 2020	2.79245366%
August 15, 2020	2.79245352%
February 15, 2021	2.79245352%
August 15, 2021	2.79245366%
February 15, 2022	2.79245352%
August 15, 2022	2.79245366%
February 15, 2023	2.79245352%
August 15, 2023	2.79245352%
February 15, 2024	2.52032069%
August 15, 2024	2.52032056%
February 15, 2025	2.52032069%
August 15, 2025	2.52032056%
February 15, 2026	2.52032069%
August 15, 2026	2.52032056%
February 15, 2027	2.52032069%
August 15, 2027	2.52032056%
February 15, 2028	2.52032069%
August 15, 2028	2.52032056%
February 15, 2029	2.52032069%
August 15, 2029	2.52032056%
February 15, 2030	41.83161672%

Sch. III-55	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N685NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08786788%
August 15, 2019	7.08786788%
February 15, 2020	5.13186784%
August 15, 2020	5.13186784%
February 15, 2021	2.86120813%
August 15, 2021	2.86120827%
February 15, 2022	2.86120827%
August 15, 2022	2.04372025%
February 15, 2023	2.04372011%
August 15, 2023	2.04372025%
February 15, 2024	2.04372025%
August 15, 2024	2.04372011%
February 15, 2025	2.04372025%
August 15, 2025	2.04372011%
February 15, 2026	52.67086254%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-56	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N686NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79242851%
August 15, 2019	2.79242846%
February 15, 2020	2.79242851%
August 15, 2020	2.79242851%
February 15, 2021	2.79242851%
August 15, 2021	2.79242851%
February 15, 2022	2.79242846%
August 15, 2022	2.79242851%
February 15, 2023	2.79242851%
August 15, 2023	2.79242851%
February 15, 2024	2.52029797%
August 15, 2024	2.52029801%
February 15, 2025	2.52029797%
August 15, 2025	2.52029801%
February 15, 2026	2.52029797%
August 15, 2026	2.52029801%
February 15, 2027	2.52029797%
August 15, 2027	2.52029801%
February 15, 2028	2.52029797%
August 15, 2028	2.52029801%
February 15, 2029	2.52029797%
August 15, 2029	2.52029801%
February 15, 2030	41.83213915%

Sch. III-57	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N686NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79230339%
August 15, 2019	2.79230339%
February 15, 2020	2.79230339%
August 15, 2020	2.79230339%
February 15, 2021	2.79230339%
August 15, 2021	2.79230339%
February 15, 2022	2.79230325%
August 15, 2022	2.79230339%
February 15, 2023	2.79230339%
August 15, 2023	2.79230339%
February 15, 2024	2.52018513%
August 15, 2024	2.52018499%
February 15, 2025	2.52018513%
August 15, 2025	2.52018499%
February 15, 2026	2.52018513%
August 15, 2026	2.52018499%
February 15, 2027	2.52018513%
August 15, 2027	2.52018499%
February 15, 2028	2.52018513%
August 15, 2028	2.52018499%
February 15, 2029	2.52018513%
August 15, 2029	2.52018499%
February 15, 2030	41.83474554%

Sch. III-58	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N686NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08709900%
August 15, 2019	7.08709886%
February 15, 2020	5.13131111%
August 15, 2020	5.13131098%
February 15, 2021	2.86089785%
August 15, 2021	2.86089785%
February 15, 2022	2.86089785%
August 15, 2022	2.04349843%
February 15, 2023	2.04349843%
August 15, 2023	2.04349843%
February 15, 2024	2.04349856%
August 15, 2024	2.04349843%
February 15, 2025	2.04349843%
August 15, 2025	2.04349843%
February 15, 2026	52.67599736%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-59	Note Purchase Agreement (Spirit 2017-1 EETC)

Series AA Equipment Notes Airbus A321-200 N687NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79242851%
August 15, 2019	2.79242846%
February 15, 2020	2.79242851%
August 15, 2020	2.79242851%
February 15, 2021	2.79242851%
August 15, 2021	2.79242851%
February 15, 2022	2.79242846%
August 15, 2022	2.79242851%
February 15, 2023	2.79242851%
August 15, 2023	2.79242851%
February 15, 2024	2.52029797%
August 15, 2024	2.52029801%
February 15, 2025	2.52029797%
August 15, 2025	2.52029801%
February 15, 2026	2.52029797%
August 15, 2026	2.52029801%
February 15, 2027	2.52029797%
August 15, 2027	2.52029801%
February 15, 2028	2.52029797%
August 15, 2028	2.52029801%
February 15, 2029	2.52029797%
August 15, 2029	2.52029801%
February 15, 2030	41.83213915%

Sch. III-60	Note Purchase Agreement (Spirit 2017-1 EETC)

Series A Equipment Notes Airbus A321-200 N687NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	2.79230339%
August 15, 2019	2.79230339%
February 15, 2020	2.79230339%
August 15, 2020	2.79230339%
February 15, 2021	2.79230339%
August 15, 2021	2.79230339%
February 15, 2022	2.79230325%
August 15, 2022	2.79230339%
February 15, 2023	2.79230339%
August 15, 2023	2.79230339%
February 15, 2024	2.52018513%
August 15, 2024	2.52018499%
February 15, 2025	2.52018513%
August 15, 2025	2.52018499%
February 15, 2026	2.52018513%
August 15, 2026	2.52018499%
February 15, 2027	2.52018513%
August 15, 2027	2.52018499%
February 15, 2028	2.52018513%
August 15, 2028	2.52018499%
February 15, 2029	2.52018513%
August 15, 2029	2.52018499%
February 15, 2030	41.83474554%

Sch. III-61	Note Purchase Agreement (Spirit 2017-1 EETC)

Series B Equipment Notes Airbus A321-200 N687NK

Payment Date	Percentage of Original Principal Amount to be Paid
At Issuance	0.00000000%
August 15, 2018	0.00000000%
February 15, 2019	7.08709900%
August 15, 2019	7.08709886%
February 15, 2020	5.13131111%
August 15, 2020	5.13131098%
February 15, 2021	2.86089785%
August 15, 2021	2.86089785%
February 15, 2022	2.86089785%
August 15, 2022	2.04349843%
February 15, 2023	2.04349843%
August 15, 2023	2.04349843%
February 15, 2024	2.04349856%
August 15, 2024	2.04349843%
February 15, 2025	2.04349843%
August 15, 2025	2.04349843%
February 15, 2026	52.67599736%
August 15, 2026	0.00000000%
February 15, 2027	0.00000000%
August 15, 2027	0.00000000%
February 15, 2028	0.00000000%
August 15, 2028	0.00000000%
February 15, 2029	0.00000000%
August 15, 2029	0.00000000%
February 15, 2030	0.00000000%

Sch. III-62	Note Purchase Agreement (Spirit 2017-1 EETC)

Indenture for Each Aircraft

Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Indenture Form”)) (x) for Series AA (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 3.375%, (y) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 3.650% and (z) for Series B (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 3.800%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to the applicable Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	February 15 and August 15 commencing with the later of August 15, 2018 and the first such date occurring after the date of issuance of the Equipment Notes relating to such Aircraft.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.

Participation Agreement for Each Aircraft

The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to this Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to

Sch. III-63	Note Purchase Agreement (Spirit 2017-1 EETC)

time in accordance with the terms of the Note Purchase Agreement, the “Participation Agreement Form”).

Prohibited Modifications

1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or modify the Airframe Warranties Agreement so as to have the “Controlling Party” be any party other than the Loan Trustee on the Closing Date or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.

Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to (a) the adjustment to original principal amount and amortization schedule for any Early Delivery Aircraft financed on or after August 15, 2018, as contemplated by the Note Purchase Agreement, (b) the redemption of any Series A Equipment Notes or Series B Equipment Notes (or any series of Additional Series Equipment Notes) with respect to all of the Aircraft for which Series A Equipment Notes or Series B Equipment Notes (or such series of Additional Series Equipment Notes) are at the time outstanding and issuance, with respect to any or all of the Aircraft, of new Equipment Notes with the same series designation as, but with terms that may be the same as or different from those of, the

Sch. III-64	Note Purchase Agreement (Spirit 2017-1 EETC)

redeemed Equipment Notes, (c) the issuance of one or more series of Additional Series Equipment Notes with respect to any or all of the Aircraft (including, for the avoidance of doubt, multiple issuances at the same or different times resulting in more than one series of Additional Series Equipment Notes being outstanding at any time), or (d) following the payment in full of Series A Equipment Notes or Series B Equipment Notes (or any series of Additional Series Equipment Notes) with respect to all of the Aircraft for which Series A Equipment Notes or Series B Equipment Notes (or such series of Additional Series Equipment Notes) are at the time outstanding, the issuance, with respect to any or all of the Aircraft, of new Equipment Notes with the same series designation as, but with terms that may be the same as or different from those of, such Equipment Notes that have been paid in full, or the issuance of pass through certificates by any pass through trust that acquires any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, or to provide for any credit support for any pass through certificates relating to any such new Series A Equipment Notes or new Series B Equipment Notes or Additional Series Equipment Notes or new Additional Series Equipment Notes, as applicable, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.

Sch. III-65	Note Purchase Agreement (Spirit 2017-1 EETC)

ANNEX A to

NOTE PURCHASE AGREEMENT

DEFINITIONS

(a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).

(i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.

(ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.

(iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.

(v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.

(vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.

A-1	Note Purchase Agreement (Spirit 2017-1 EETC)

(b) Definitions.

“Additional Series Equipment Notes” means Equipment Notes of each series issued under an Indenture and designated other than as “Series AA”, “Series A” or “Series B” issued thereunder, if any, in the principal amount and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.

“Additional Series Pass Through Certificates” means the pass through certificates, if any, issued pursuant to any Additional Series Pass Through Trust Agreement.

“Additional Series Pass Through Trust” means a grantor trust, if any, created to facilitate the issuance and sale of pass through certificates in connection with the issuance of any Additional Series Equipment Notes.

“Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.

“Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Aircraft Purchase Agreement” means the A320 Family Purchase Agreement, dated May 5, 2004, between the Manufacturer and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Amortization Withdrawal”, with respect to each Class of Certificates, has the meaning set forth in Section 2.3(b) of the related Deposit Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.

A-2	Note Purchase Agreement (Spirit 2017-1 EETC)

“Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of August 11, 2015, between the Company and WTNA, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Miramar, Florida, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.

“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

“Certificates” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

“Class” means the class of Certificates issued by a Pass Through Trust.

“Class A Certificates” means the Certificates issued by the Class A Pass Through Trust.

“Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class A Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

A-3	Note Purchase Agreement (Spirit 2017-1 EETC)

“Class A Pass Through Trustee” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class AA Certificates” means the Certificates issued by the Class AA Pass Through Trust.

“Class AA Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class AA Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class AA Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Class AA Pass Through Trustee” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Class B Certificates” means the Certificates issued by the Class B Pass Through Trust.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Class B Pass Through Trustee” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

A-4	Note Purchase Agreement (Spirit 2017-1 EETC)

“Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.

“Cut-Off Date” means the earlier of:

(a) the day after the Delivery Period Termination Date; and

(b) the date on which a Triggering Event occurs.

“Delivery Period Termination Date” means the earlier of:

(a) January 31, 2019; and

(b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.

“Deposit Agreements” has the meaning set forth in the sixth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.

“Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, Citibank, N.A.

“Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.

“Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Early Delivery Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Eligible Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.

A-5	Note Purchase Agreement (Spirit 2017-1 EETC)

“Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.

“Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

“Escrow and Paying Agent Agreements” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.

“Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.

“Fitch” means Fitch Ratings, Inc.

“Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

A-6	Note Purchase Agreement (Spirit 2017-1 EETC)

“holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.

“Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

“Initial Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

“Issuance Date” means the date of the original issuance of the Certificates.

“Liquidity Facilities” means, collectively, the Class AA Liquidity Facility, the Class A Liquidity Facility and the Class B Liquidity Facility.

“Liquidity Providers” means, collectively, the Class AA Liquidity Provider, the Class A Liquidity Provider and the Class B Liquidity Provider.

“Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.

“Long-Term Rating” means, for any entity, (a) in the case of Standard & Poor’s, the long-term issuer credit rating of such entity, and (b) in the case of Fitch, the long-term issuer default rating of such entity.

A-7	Note Purchase Agreement (Spirit 2017-1 EETC)

“Manufacturer” means, as the context may require, Airbus S.A.S. (legal successor of AVSA, S.A.R.L), a Société par Actions Simplifiée created and existing under French law, or Airbus Americas, Inc., a Delaware corporation, and, in each case, its successors and assigns.

“Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Notice of Purchase Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3(a) of such Deposit Agreement.

“Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Escrow and Paying Agent Agreement, each Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.

“Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

“Pass Through Trust” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Pass Through Trust Agreement” means each of the three separate Trust Supplements referred to in the fourth recital to the Note Purchase Agreement, each dated as of the Issuance Date, by and between the Company and the Pass Through Trustee, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

A-8	Note Purchase Agreement (Spirit 2017-1 EETC)

“Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.

“Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

“Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested by the Company to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class AA Certificates, Class A Certificates and the Class B Certificates will be Standard & Poor’s and Fitch.

“Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating for such Rating Agency, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.

“Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.

“Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to such Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.

“Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.

A-9	Note Purchase Agreement (Spirit 2017-1 EETC)

“Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.

“Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.

“Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.

“Series AA Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series AA” thereunder.

“Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.

“Short-Term Rating” means, for any entity, (a) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity, and (b) in the case of Fitch, the short-term issuer default rating of such entity.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Substitute Aircraft” has the meaning set forth in Section 1(h) of the Note Purchase Agreement.

“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing

A-10	Note Purchase Agreement (Spirit 2017-1 EETC)

authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

“Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.

“Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (b) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (c) the terms of the pass through certificates of such class are established.

“Underwriters” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“Underwriting Agreement” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

“United States” means the United States of America.

“WTNA” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

A-11	Note Purchase Agreement (Spirit 2017-1 EETC)

EXHIBIT A to

NOTE PURCHASE AGREEMENT

FORM OF FUNDING NOTICE

FUNDING NOTICE

Dated as of [                    ]

To each of the addressees listed

in Schedule A hereto

Re: Funding Notice in accordance with Note Purchase Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement, dated as of November 28, 2017, among Spirit Airlines, Inc. (the “Company”), Wilmington Trust, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the “Pass Through Trustee”), Wilmington Trust, National Association, as Subordination Agent (the “Subordination Agent”), Wilmington Trust Company, as Escrow Agent (the “Escrow Agent”), and Wilmington Trust, National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:

(1)	The Funding Date of the Aircraft shall be [ ] (which date is no more than 90 days after the delivery of the Aircraft to the Company by the Manufacturer under the Aircraft Purchase Agreement)[3];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and

[3]	To be included in Funding Notices with respect to each Aircraft that is not a Substitute Aircraft.

Note Purchase Agreement (Spirit 2017-1 EETC)

purchased by the respective Pass Through Trustees referred to below, on the Funding Date, in connection with the financing of such Aircraft is as follows:

(a) the Class AA Pass Through Trustee shall purchase Series AA Equipment Notes in the amount of $[                    ];

(b) the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[                    ]; and

(c) the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[                    ].

The Company hereby instructs the Class AA Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [                    ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [                    ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [                    ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs each Pass Through Trustee to (i) purchase Equipment Notes of the related series and in an amount set forth opposite such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.

The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[            ]) dated as of [                    ] among the Company and Wilmington Trust, National Association, as Loan Trustee, Subordination Agent and each Pass Through Trustee, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as are required thereby.

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Yours faithfully,

Spirit Airlines, Inc.

By:
Name:
Title:

-3-	Note Purchase Agreement (Spirit 2017-1 EETC)

Schedule A to

Funding Notice

Wilmington Trust, National Association, as

Pass Through Trustee

1100 North Market Street

Wilmington, Delaware 19890-1605

Reference: Spirit Airlines 2017-1 EETC

Attention: Corporate Trust Administration – Jacqueline Solone

Telephone: (302) 636-6387

Facsimile: (302) 636-4140

Wilmington Trust, National Association, as

Subordination Agent and Paying Agent

1100 North Market Street

Wilmington, Delaware 19890-1605

Reference: Spirit Airlines 2017-1 EETC

Attention: Corporate Trust Administration – Jacqueline Solone

Telephone: (302) 636-6387

Facsimile: (302) 636-4140

Wilmington Trust Company, as

Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890-1605

Reference: Spirit Airlines 2017-1 EETC

Attention: Corporate Trust Administration – Jacqueline Solone

Telephone: (302) 636-6387

Facsimile: (302) 636-4140

Citibank, N.A., as Depositary

480 Washington Blvd., 18th Floor

Jersey City, NJ 07310

Attention: Marion O’Connor

Reference: Spirit Airlines 2017-1 EETC

Telephone: (201) 763-3055

Facsimile: (201) 254-3965

E-mail: marion.oconnor@citi.com; cts.spag@citi.com

Standard & Poor’s Ratings Services

55 Water Street, 35th Floor

New York, New York 10004

Attention: Betsy Snyder

Reference: Spirit Airlines 2017-1 EETC

Telephone: (212) 438-7811

Facsimile: (212) 438-7820

Note Purchase Agreement (Spirit 2017-1 EETC)

Email: betsy_snyder@standardandpoors.com

Fitch Ratings, Inc.

One State Street Plaza

New York, New York 10004

Attention: Craig Fraser

Reference: Spirit Airlines 2017-1 EETC

Telephone: 212-908-0310

Facsimile: 212-558-2552

Email: craig.fraser@fitchratings.com

Note Purchase Agreement (Spirit 2017-1 EETC)

Schedule B to

Funding Notice

Aircraft

One Airbus [Model] aircraft bearing U.S. Registration Mark                 and manufacturer’s serial number                  together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers                  and                 .

Note Purchase Agreement (Spirit 2017-1 EETC)

Schedule C to

Funding Notice

Equipment Notes

Relevant Pass Through Trustee	Series of Equipment Notes	Equipment Note No.	Original Principal Amount[4]
Class AA Pass Through Trustee	Series 2017-1AA- [Reg. No.]	No.	$
Class A Pass Through Trustee	Series 2017-1A- [Reg. No.]	No.	$
Class B Pass Through Trustee	Series 2017-1B-[Reg. No.]	No.	$

[4]	With respect to any Early Delivery Aircraft, amount to be adjusted as set forth in Schedule III to the Note Purchase Agreement.

Note Purchase Agreement (Spirit 2017-1 EETC)

Annex A to

Funding Notice

WITHDRAWAL CERTIFICATE

(Class [AA][A][B])

Wilmington Trust Company,

as Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890-1605

Reference: Spirit Airlines 2017-1[AA][A][B] EETC

Attention: Corporate Trust Administration – Jacqueline Solone

Telephone: (302) 636-6387

Facsimile: (302) 636-4140

Ladies and Gentlemen:

Reference is made to the Escrow and Paying Agent Agreement (Class [AA][A][B]), dated as of November 28, 2017 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at Citibank, N.A., Attention: Marion O’Connor, 480 Washington Blvd., 18th Floor, Jersey City, NJ 07310 (Telephone: (201) 763-3055; Fax: (201) 254-3965; Email: marion.oconnor@citi.com; cts.spag@citi.com).

Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Pass
Through Trustee

By:
Name:
Title:

Dated: As of [                         , 20    ]

Note Purchase Agreement (Spirit 2017-1 EETC)

Exhibit A to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

Citibank, N.A., as Depositary

480 Washington Blvd., 18th Floor

Jersey City, NJ 07310

Attention: Marion O’Connor

Reference: Spirit Airlines 2017-1 EETC

Telephone: (201) 763-3055

Facsimile: (201) 254-3965

E-mail: marion.oconnor@citi.com; cts.spag@citi.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class AA) dated as of November 28, 2017 (the “Deposit Agreement”) between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[                ], from Account No. [        ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Spirit Airlines, Inc. (“Spirit”) at Wells Fargo Bank, N.A., ABA# [                ], Account No. [                ], Reference: Spirit Airlines 2017-1AA EETC (or to a designee of Spirit as notified by Spirit prior to the date of withdrawal specified herein)][the Pass Through Trustee (as defined in the Deposit Agreement) at Wilmington Trust, National Association, Wilmington, Delaware, ABA# [                ], Corporate Trust, Account No. [            ], Reference: Spirit Airlines 2017-1AA EETC, Attn: Jacqueline Solone5 on [            ], 20        , upon the telephonic request of a representative of the Pass Through Trustee.

[5]	If any excess amounts that would need to be re-deposited pursuant to Section 2.4 of the Deposit Agreement and the applicable Funding Notice have been identified as of the date of this notice, the account to be specified here should be that of the Pass Through Trustee so that the Pass Through Trustee can re-deposit such excess amounts with the Depositary in accordance with Section 2.4 of the Deposit Agreement. If any such excess amounts are identified following delivery of this notice, a separate substantially similar notice may be sent specifying such account of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Spirit.

Note Purchase Agreement (Spirit 2017-1 EETC)

Exhibit B to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

Citibank, N.A., as Depositary

480 Washington Blvd., 18th Floor

Jersey City, NJ 07310

Attention: Marion O’Connor

Reference: Spirit Airlines 2017-1 EETC

Telephone: (201) 763-3055

Facsimile: (201) 254-3965

E-mail: marion.oconnor@citi.com; cts.spag@citi.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class A) dated as of November 28, 2017 (the “Deposit Agreement”) between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[            ], from Account No. [        ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Spirit Airlines, Inc. (“Spirit”) at Wells Fargo Bank, N.A., ABA# 121000248, Account No. 2000049216277, Reference: Spirit Airlines 2017-1A EETC (or to a designee of Spirit as notified by Spirit prior to the date of withdrawal specified herein)][the Pass Through Trustee (as defined in the Deposit Agreement) at Wilmington Trust, National Association, Wilmington, Delaware, ABA# 031100092, Corporate Trust, Account No. 124914-000, Reference: Spirit Airlines 2017-1A EETC, Attn: Jacqueline Solone6 on [            ], 20    , upon the telephonic request of a representative of the Pass Through Trustee.

[6]	If any excess amounts that would need to be re-deposited pursuant to Section 2.4 of the Deposit Agreement and the applicable Funding Notice have been identified as of the date of this notice, the account to be specified here should be that of the Pass Through Trustee so that the Pass Through Trustee can re-deposit such excess amounts with the Depositary in accordance with Section 2.4 of the Deposit Agreement. If any such excess amounts are identified following delivery of this notice, a separate substantially similar notice may be sent specifying such account of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Spirit.

Note Purchase Agreement (Spirit 2017-1 EETC)

WILMINGTON TRUST COMPANY, as Escrow Agent

By
Name:
Title:

Dated: As of [                         , 20    ]

Note Purchase Agreement (Spirit 2017-1 EETC)

Exhibit C to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

Citibank, N.A., as Depositary

480 Washington Blvd., 18th Floor

Jersey City, NJ 07310

Attention: Marion O’Connor

Reference: Spirit Airlines 2017-1 EETC

Telephone: (201) 763-3055

Facsimile: (201) 254-3965

E-mail: marion.oconnor@citi.com; cts.spag@citi.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class B) dated as of November 28, 2017 (the “Deposit Agreement”) between Wilmington Trust Company, as Escrow Agent, and Citibank, N.A., as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[                ], from Account No. [        ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Spirit Airlines, Inc. (“Spirit”) at Wells Fargo Bank, N.A., ABA# 121000248, Account No. 2000049216277, Reference: Spirit Airlines 2017-1B EETC (or to a designee of Spirit as notified by Spirit prior to the date of withdrawal specified herein] [the Pass Through Trustee (as defined in the Deposit Agreement) at Wilmington Trust, National Association, Wilmington, Delaware, ABA# 031100092, Corporate Trust, Account No. 124916-000, Reference: Spirit Airlines 2017-1B EETC, Attn: Jacqueline Solone7 on [            ], 20    , upon the telephonic request of a representative of the Pass Through Trustee.

[7]	If any excess amounts that would need to be re-deposited pursuant to Section 2.4 of the Deposit Agreement and the applicable Funding Notice have been identified as of the date of this notice, the account to be specified here should be that of the Pass Through Trustee so that the Pass Through Trustee can re-deposit such excess amounts with the Depositary in accordance with Section 2.4 of the Deposit Agreement. If any such excess amounts are identified following delivery of this notice, a separate substantially similar notice may be sent specifying such account of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Spirit.

Note Purchase Agreement (Spirit 2017-1 EETC)

WILMINGTON TRUST COMPANY,
as Escrow Agent

By
Name:
Title:

Dated: As of [                     , 20    ]

Note Purchase Agreement (Spirit 2017-1 EETC)

EXHIBIT B to

NOTE PURCHASE AGREEMENT

FORM OF PARTICIPATION AGREEMENT

[Filed separately as Exhibit 4.16]

Note Purchase Agreement (Spirit 2017-1 EETC)

EXHIBIT C to

NOTE PURCHASE AGREEMENT

FORM OF INDENTURE

[Filed separately as Exhibit 4.17]

Note Purchase Agreement (Spirit 2017-1 EETC)